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                                                                    Exhibit 23.2

INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to the Registration Statement (No. 333-89776) of Hawthorne Financial Corporation on Form S-4 of our report dated March 5, 2002 (March 19, 2002 as to Note 17) for First Fidelity Bancorp, Inc. appearing in the Prospectus, which is part of this Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Los Angeles, California
June 18, 2002